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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                   -----------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 17, 1996


                               JP Foodservice, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



               Delaware                        0-24954                   52-1634568
- --------------------------------           ------------              ------------------
(State or other jurisdiction of            (Commission               (IRS Employer
incorporation)                             File Number)              Identification No.)





     9830 Patuxent Woods Drive, Columbia, Maryland                21046
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     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code:  410-312-7100





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ITEM 5.  OTHER EVENTS.

         JP Foodservice, Inc. (the "Company") hereby incorporates by reference the information contained in Exhibit 99.1 of this Form 8-K. The Company has filed a registration statement on Form S-3 with the Securities and Exchange
Commission to register shares of Common Stock, $.01 par value, in connection with a public offering by the Company. This Form 8-K is being filed for the purpose of identifying the event referenced in Exhibit 99.1 and incorporating the financial statements filed herewith by reference into such registration statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits


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
Exhibit No.                                                      Exhibit
- -----------                                                      -------
Exhibit 99.1                              -- Press Release

Exhibit 99.2                              -- Arrow Paper and Supply Co., Inc. and Affiliate
                                             Combined Financial Statements December 29, 1995
                                             (with Independent Auditors Report thereon) and Arrow
                                             Paper and Supply Co., Inc. and Affiliate Combined Balance
                                             Sheet at March 29, 1996 (unaudited) and the Combined
                                             Statement of Income for the Three months ended March 29,
                                             1996 (unaudited)





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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
                                        JP FOODSERVICE, INC.


                                        By: /s/ Lewis Hay, III
                                            -------------------------
                                            Lewis Hay, III
                                            Senior Vice President and
                                            Chief Financial Officer


Date:  July 18, 1996





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